                                                                     EXHIBIT 4.1

     COMMON STOCK                                                                  COMMON STOCK

     ------------                                                                  ------------
        NUMBER                                                                        SHARES
                                              [MOLEX LOGO]
     M
     ------------                                                                  ------------




                                        MOLEX INCORPORATED
                       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE         SEE REVERSE FOR
                                                                                  CERTAIN DEFINITIONS


     -------------------------------------------------------------------------------------------------

     This Certifies that



                                                                                   -----------------
     is the owner of                                                               CUSIP 608554 10 1
                                                                                   -----------------

     -------------------------------------------------------------------------------------------------
             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.05 PER SHARE, OF
                                            MOLEX INCORPORATED

                           [CERTIFICATE OF STOCK - (OVERPRINTING DESCRIPTIVE LANGUAGE)]

        Witness the seal of the Corporation and the signatures of its duly authorized officers.


          Dated:

                /s/                                [MOLEX INC. SEAL]            /s/

                                  SECRETARY                                     CHAIRMAN OF THE BOARD

                                          COUNTERSIGNED AND REGISTERED:
                                               HARRIS Trust and Savings BANK
                                                           (Chicago)

                                                    TRANSFER AGENT AND REGISTRAR

                                          BY
                                                            AUTHORIZED SIGNATURE

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR
SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM   - as tenants in common              UNIF GIFT MIN ACT --          Custodian
    TEN ENT   - as tenants by the entireties                           ---------          ---------
    JT TEN    - as joint tenants with right of                           (Cust)            (Minor)
                survivorship and not as tenants                        under Uniform Gifts to Minors
                in common
                                                                       Act
                                                                           ------------------------
                                                                                    (State)
                Additional abbreviations may also be used though not in the above list.

     For value received ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                          Shares
--------------------------------------------------------------------------

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------
Attorney so transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated
      ---------------------------------


                                           Signature(s):

                                           -------------------------------------

                                           -------------------------------------

                                           -------------------------------------

SIGNATURE(S) GUARANTEED BY:

--------------------------------------------

--------------------------------------------
SIGNATURE(S) MUST BE GUARANTEED BY COMMERCIAL
BANK OR BY MEMBER FIRM OF ONE OF THE FOLLOWING
STOCK EXCHANGES: NEW YORK STOCK EXCHANGE,
AMERICAN STOCK EXCHANGE, MIDWEST STOCK EXCHANGE
OR PACIFIC STOCK EXCHANGE.

NOTICE: The signature(s) to this assignment must correspond with the names as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever.